Exhibit 10(g)

            THIRD AMENDMENT TO THE MORRISON FRESH COOKING, INC.
                        MANAGEMENT RETIREMENT PLAN


          WHEREAS, Morrison Fresh Cooking, Inc. ("Employer") established the Morrison Fresh Cooking, Inc. Management Retirement Plan ("Plan") on March 7, 1996; and

          WHEREAS, pursuant to the provisions of Paragraph 12.1 of the Plan, the Employer has the right to amend the Plan, in whole or in part, at any time and from time to time; and

          WHEREAS, the Employer deems it desirable to amend the Plan to freeze participation to those individuals who currently participate in the Plan or meet the Compensation requirement for participation in the Plan.

          NOW, THEREFORE, in exercise of the power so reserved, the Plan is hereby amended as follows:


     1. The first sentence of Paragraph 2.1 is hereby deleted in its entirety, effective December 31, 1999, and the following three sentences substituted in lieu thereof:

          2.1 All persons who were Participants in the Plan as of December 31, 1999 shall continue to participate in the Plan as of January 1, 2000. All other persons who are employed by the Plan Sponsor on December 31, 1999, other than a Pre-Spinoff Employee, and whose average annual Compensation (determined without regard to the One Hundred Thousand Dollar ($100,000.00) limit) for a consecutive three-calendar-year period equals or exceeds Forty Thousand Dollars ($40,000.00) (as may be adjusted from time to time hereafter by the Company) shall become a participant on January 1, 2000. No other persons shall become eligible to participate in the Plan.

     2.  The following  new  Paragraph  2.3  is  hereby added at the end of
Article II:

          2.3 The benefits of all persons who became Participants before January 1, 2000 shall be One Hundred Percent ("100%) vested. The benefits of all persons who become Participants as of January 1, 2000 shall vest in accordance with the following schedule:

               YEARS OF CREDITED SERVICE                VESTED PERCENTAGE
               -------------------------                -----------------
               1 - 14 Years of Credited Service               0%
               15 or More Years of Credited Service           100%

     3.  The Plan, as amended is hereby reaffirmed and readopted.

     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly appointed officer, effective December 31, 1999.



                              MORRISON FRESH COOKING, INC.



                              By:__________________________________

                              Title:_________________________________




ATTEST:

By:  ___________________________



     [CORPORATE SEAL]